EXHIBIT 10.30


Citibank, N.A.
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                               CONFIRMATION


Date:                 July 18, 2000

To:                   Panamerican Beverages, Inc.

Attention:            Chief Financial Officer or General Counsel
                      Paulo J. Sacchi/Carlos Hernandez-Artigas

Fax Number:           305-856-3900

From :                Citibank, N.A., New York

Attention:            Confirmation Control
                      333 West 34th Street
                      New York, NY 10001

Fax Number:           212-615-8985

Transaction No:


We hereby confirm the terms of the following Deposit under the Account Opening Agreement for an Asset Linked Time Deposit dated July 18, 2000 (the "Agreement"), between Panamerican Beverages, Inc. (the "Depositor") and Citibank N.A., New York Branch, (the "Bank"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement and, unless expressly modified herein, all provisions contained in the Agreement shall govern this Confirmation.

This Confirmation certifies that on the Transaction Date as of July 18, 2000, the Depositor agreed to place a Deposit with the Bank subject to the following terms and conditions:

I.  GENERAL PROVISIONS

Transaction Date:          July 18, 2000

Final Placement Date:      July 26, 2000

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Citibank, N.A.
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Maturity Date:             July 28, 2003, subject to the declaration of a
                           Risk Event (Credit Risk Event or Sovereign Risk Event) and/or an Early Termination Event

Final Payment Date:        Maturity Date plus two Local Business Days

Calculation Agent:         Citibank, N.A., New York

Reference Jurisdiction:    The Republic of Venezuela

Payment Currency:          US Dollar ("USD")

Reference Currency:        Venezuelan Bolivar, or any successor currency

Deposit Amount:            USD 100,000,000.00

Repayment Amount:          Subject to the occurrence of a Risk Risk Event
                           during the Risk Event Determination Period, the
                           Repayment Amount shall be USD 100,000,000.00. In the event of notification of Risk Event, Bank shall, in lieu of paying the Repayment Amount, follow procedures as described below in "Alternate
                           Obligations upon Declaration of a Risk Event".

Interest Rate:             6-mo USD LIBOR BBA + 4.00 % per annum

Interest Amount(s):        Interest Rate * USD Deposit Amount

                           determined on each Reset Date; calculated on an actual / 360 basis and payable in arrears on:

                           January 26, 2001
                           July 26, 2001
                           January 28, 2002
                           July 26, 2002
                           January 27, 2003
                           July 28, 2003

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Citibank, N.A.
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                           provided, however that a Risk Event has not been
                           declared. In the event of notification of Risk Event, no Interest Amount(s) shall be payable. In the event of notification of Risk Event, Citibank shall, in lieu of paying the Interest Amount(s), follow procedures as described below in "Alternate Obligations upon Declaration of a Risk Event".

Reset Dates:               January 22, 2001
                           July 24, 2001
                           January 24, 2002
                           July 24, 2002
                           January 23, 2003

Local Business Day:        A day on which banks are not authorized or
                           required to close in Caracas, Republic of Venezuela

Reference Entity:          PANAMCO DE VENEZUELA, S.A.

Reference Obligations:     With respect to the Reference Entity, any
                           indebtedness (whether present or future) future) in respect of borrowed money or derivative contracts.
                           Specific Reference Obligation: A draft of which is attached as Attachment "A"

                           Asset Type:            Loan

                           Denomination:          Japanese Yen
                           Documentation:         Credit Agreement dated as of
                                                  July 18, 2000 by and among
                                                  Borrower, Lender and Panamco
                                                  Beverages Inc.("Credit
                                                   Agreement")
                           Governing Law:         State of New York
                           Borrower:              PANAMCO DE VENEZUELA, S.A.
                           Lender:                INARCO INTERNATIONAL BANK N.V.
                           Loan Amount:           JPY 10,815,000,000.00
                           Interest:              6-mo JPY LIBOR +3.55 % p.a.,
                                                    act/360
                           Loan Commencement
                           Date:                  July 26, 2000

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Citibank, N.A.
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                          Loan Termination Date:     July  28,  2003, subject
                                                     to occurrence of Event of
                                                     Default or Prepayment as
                                                     described in Credit
                                                     Agreement
                          Principal Payment Date:    Loan Termination Date
                          Interest Payment Date:     Semiannually

Swap Transaction:         Cross Currency Swap transaction entered into by and
                          between Citibank N.A., New York and Reference Entity as of July 18, 2000 under the terms of the ISDA
                          Master Agreement dated as of July 18, 2000 by and between Citibank, N.A., New York and the Reference
                          Entity.

II.  ALTERNATE OBLIGATIONS UPON DECLARATION OF A RISK EVENT

If an event capable of being declared a Risk Event has occurred and is continuing on any day during the Risk Event Determination Period, Bank may at its option declare a "Risk Event" and designate an Alternate Payment Date. Following any such declaration, Bank shall so notify the Depositor; provided, however, that failure of Bank to so notify the Depositor shall not nullify the declaration.

               (i) Following Bank's declaration of a Risk Event, other than a Sovereign Risk Event, as defined under (ii) below, Bank shall elect at its option to perform or cause to be performed one of the following alternative obligations on or prior to the Alternate Payment Date (or if settlement by such date is impracticable, as soon thereafter as is practicable), in lieu and in full satisfaction of its obligation to make any and all payments due under this Deposit:

                    (a) Bank shall transfer or cause to be transferred to the Depositor the Specific Reference Obligations such transfer to be accomplished directly by assignment to the Depositor in accordance with the terms of the Mandatory Assignment provision (Section 4.2) of the Credit Agreement relating to the Specific Reference Obligations and the letter of Assignment and Acceptance dated as of July 18, 2000, a form of which is attached as Exhibit F to the Credit Agreement; or if Bank determines in its sole discretion that any such direct transfer is illegal or impossible, then

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Citibank, N.A.
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                    (b) Bank shall pay to the Depositor the Alternate Payment
                    Amount (as defined below).

               (ii) Upon the occurrence of a Sovereign Risk Event under the terms of this Confirmation, the Specific Reference Obligation and/or, or with respect to the Swap Transaction (and as such term is defined in the documentation governing each such asset), Bank shall refrain from exercising the Alternate Obligations set forth above until the earlier of (i) such time as the parties to the relevant transaction have exhausted the potential cures under the terms of such transaction or (ii) 15 Business Days after Bank's declaration of a Risk Event due to Sovereign Risk hereunder. Thereafter, Bank may elect to exercise its rights as set forth in paragraphs (i)(a) and
               (i)(b) above.

               Any payment or delivery made pursuant to this section shall be reduced by an amount of cash, securities or other assets, as the case may be, sufficient to satisfy any and all Taxes or Charges applicable to the holding, transfer and/or sale of the Specific Reference Obligations.

               This Deposit shall expire and Bank shall have no further liability hereunder (unless Bank shall have defaulted on its obligations hereunder) following the earliest of (i) payment of the Repayment Amount, and (ii) Bank's satisfaction of its obligations following its declaration of a Risk Event, as described above.

               ALTERNATE PAYMENT AMOUNT means an amount in US Dollars equal to the amount that a third party (whether within the Reference Jurisdiction or otherwise) would be willing and able to pay for the Specific Reference Obligations or a beneficial interest therein, as determined by Bank in its sole reasonable discretion.

RISK EVENTS:   The occurrence, as determined by the Calculation Agent in its sole discretion, bona fide and in commercially reasonable manner, of any one of the following events:

               Any event or the existence of any condition (except for (i) any single event that has occurred prior to the Trade Date and (ii) any condition that exists continuously from the Trade Date to the Risk Event Determination Date) that (1) would cause a Reference Investor (a) not to receive any or all of the proceeds of Reference Obligations; (b) not to be able to convert proceeds denominated in

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Citibank, N.A.
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               the Reference Currency into U.S. Dollars; or (c) not to be able to repatriate the proceeds (whether denominated in foreign currency or the Reference Currency and whether or not consisting of cash) out of the Reference Jurisdiction, or (2) that diminishes, directly or indirectly, its return on investment in such assets (it being understood that interest rate and/or foreign exchange fluctuations, by themselves, shall not constitute the basis for the declaration of a Risk Event ). "Risk Event" shall include (but not be limited to) the following Credit Risk Events and Sovereign Risk Events:

CREDIT RISK
EVENTS: REFERENCE ENTITY DEFAULT EVENT means with respect to the Reference Obligations (1) the failure of the relevant Reference Entity to make, or the failure of Reference Investors to receive (whether due to the actions of the relevant Reference Entity or otherwise), timely payment in full of any principal, interest or other amounts due (without giving effect to any applicable grace periods) on such Reference Obligations for any reason whatsoever, provided however, that any such failure to receive is not due to the gross negligence or willful misconduct on the part of the Bank or its Affiliates; or the occurrence of any other event or the existence of any condition that would with the passage of time, the giving of notice, the election of holders or a combination of the foregoing constitute a default under any such Reference Obligations (howsoever described); (2) the declaration of a moratorium, waiver, deferral, repudiation or rescheduling of any principal, interest or other amount due on such Reference Obligations; (3) the amendment or modification of the terms and conditions of payment of any principal, interest or other amounts due or of any other term or condition that has a material and adverse affect on the beneficial owner of such Reference Obligations (including without limitation as the result of amendments or modifications to indices, exchange rates or any other term defined independently from the Reference Obligations, but incorporated by reference therein); or (4) the taking of any other action or the making of any official statement by any Governmental Authority that adversely affects, the ability of a Reference Entity, or otherwise limits the obligation of a Reference Entity, to make any payment due on such Reference Obligations.


               BANKRUPTCY means (i) the commencement by the Reference Entity of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or the Reference Entity

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Citibank, N.A.
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               seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for the Reference Entity or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election,
               (ii) the commencement of any such case or proceeding against the Reference Entity, or another seeking such an appointment or election, (iii) the making by the Reference Entity of a general assignment for the benefit of creditors, or (iv) the admission in writing by the Reference Entity of its inability to pay its debts as they become due.

SOVEREIGN RISK
EVENTS: INCONVERTIBILITY EVENT means the occurrence of any event or existence of any condition (including without limitation any such event or condition that occurs as a result of the enactment, promulgation, execution, ratification, interpretation or application of, or any change in or amendment to, any law, rule or regulation by any Governmental Authority) that generally makes it impossible, illegal or impracticable for any Reference Investor, or materially hinders its ability,
               (1) to convert the Reference Currency into U.S. Dollars through customary legal channels; or (2) to effect currency transactions on terms as favourable as those available to residents of the Reference Jurisdiction.

               NON-TRANSFERABILITY EVENT means any event (including without limitation any such event that occurs as a result of the enactment, promulgation, execution, ratification, interpretation or application of, or any change in or amendment to, any law, rule or regulation by any Governmental Authority) that generally makes it impossible, illegal or impracticable for a Reference Investor, or materially hinders its ability, to transfer the Reference Obligations , Reference Currency, US Dollars or Japanese Yens (1) from accounts inside the Reference Jurisdiction to accounts outside the Reference Jurisdiction and vice versa; (2) between accounts inside the Reference Jurisdiction; or (3) from accounts outside the Reference Jurisdiction controlled or owned by residents of the Reference Jurisdiction to accounts outside the Reference Jurisdiction.

               NATIONALIZATION EVENT means the expropriation, confiscation, freezing, requisition, nationalization or other action by any Governmental Authority which directly or indirectly deprives the Reference Investors of any Reference Obligations (including rights to receive payments) in the Reference Jurisdiction.

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               OWNERSHIP RESTRICTION EVENT means any event (including but not limited to changes in the regulations of, or the making of any official statement by, any Governmental Authority) that causes it to be illegal, impossible or impracticable for any Reference Investor to purchase, hold, sell or transfer any Reference Obligation (or that adversely affects the ability of such an investor to purchase, hold, sell or transfer any Reference Obligations).

               BANKING MORATORIUM EVENT means the declaration of capital and/or currency controls or a general banking moratorium in the Reference Jurisdiction or any suspension of payments by banks in the Reference Jurisdiction.

               FORCE MAJEURE EVENT means the occurrence of any force majeure.

III.   EARLY TERMINATION

               In the even that the Borrower under the Specific Reference Obligation elects to prepay such Specific Reference Obligation under the terms of Section 4.1 of the Credit Agreement ("Early Termination Event"), then Bank shall terminate this Deposit on [at least one] Business Days' notice to Depositor.

               Thereafter, Bank shall designate an Early Termination Date and pay to Depositor on such date the Deposit Amount plus accrued interest from and including the last interest payment date to but excluding the Early Termination Date plus the Early Termination Compensation Amount and any applicable Taxes and Charges. Thereafter neither party shall have any further obligations under this Deposit and Confirmation.

               The Early Termination Compensation Amount shall be an amount calculated according to the following formula:

                         (USDLIBOR1-USDLIBOR2) * D/360
                      N* -----------------------------
                            (1 + USDLIBOR2* D/360)

Where:

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N                   = USD Deposit Amount

USDLIBOR1           = 6-mo USD LIBOR BBA for the current Calculation Period.

USDLIBOR2           = USD LIBOR BBA for a tenor equal to D.

D                   = the number of days remaining in the respective
                      Calculation Period.

Calculation Period  = a period  between  two  subsequent
                      interest payment dates scheduled under this Confirmation.

If the amount calculated according to the formula above is (i) a positive amount, the Bank shall pay to the Depositor such amount, and (ii) a negative amount, the Bank shall subtract from the Depositor the absolute value of such amount.

IV.      DEFINITIONS

For purposes of this Confirmation:

"Affiliate" means, in respect of any designated person, any person that directly or indirectly controls or is controlled by or is under common control with such designated person. For purposes of this definition, control (including with correlative meanings, the terms controlled by and under common control with), as used with respect to any person, shall mean the possession, directly, or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

"Alternate Payment Date" means the date specified by the Bank upon the declaration of a Risk Event, which date shall not be more than 25 Business Days following the Risk Event Determination Date.

"Charges" means any charges, fees, expenses or other costs that would be incurred by the Bank or a lender under the Specific Reference Obligations after the Trade Date which are imposed, charged or otherwise put into effect by any Governmental Authority in respect of any portion of the period beginning on the Transaction Date and ending on the Maturity Date, as the case may be, in connection with any Reference Obligations, including but not limited to

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loans in the Reference Jurisdiction or the entering into or settlement of any related foreign exchange transactions.

"Governmental Authority" means any de facto or de jure government (or any agency or subdivision thereof), court, tribunal, administrative or other governmental or any other entity (public or private) charged with the regulation of the financial markets (including the Central Bank) of the Reference Jurisdiction.

"Reference Investor" means any member of a class of persons that includes Bank or any of its Affiliates (including, without limitation, any trust, special purpose vehicle or account through which Bank or any of its Affiliates may hold Reference Obligations in the Reference Jurisdiction).

"Risk Event Determination Date" means the date on which Bank declares that a Risk Event has occurred.

"Risk Event Determination Period" means the period from and including Final Placement Date and including the Maturity Date.

"Taxes" means any tax (including any withholding or excise tax), levy, impost, duty, charge, assessment or fee of any nature whatsoever (including any interest or penalties, "Taxes") enacted, imposed or otherwise put into effect after the Trade Date by any Governmental Authority, including but not limited to any modifications or amendments to any Taxes in effect on the Trade Date or any change in interpretation or application of any law or regulation relating to any Taxes in effect on the Trade Date which would result in an increase in any amounts payable by, or withheld or deducted from payments due to an issuer or any lender in respect of loans in the Reference Jurisdiction or the entering into or settlement of any related foreign exchange transactions for any portion of the period beginning on the Transaction Date and ending on the Maturity Date.

V.  RIGHTS WITH RESPECT TO SPECIFIC REFERENCE OBLIGATIONS

This Deposit does not transfer to the Depositor the rights, if any, which Bank or any Affiliate thereof may have with respect to the Specific Reference Obligations, including any rights relating to enforcement of the Specific Reference Obligations. In addition, Bank is not and shall not be deemed to be acting as the agent or trustee of the Depositor with respect to the Specific Reference Obligations.

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Bank shall have no obligation to provide information to Depositor relating to the Specific Reference Obligations. The Depositor shall have no right to vote or otherwise exercise any rights or powers arising under the Specific Reference Obligations under the terms of this Confirmation and the Deposit described herein; provided, however, that notwithstanding the foregoing, the Bank may consider but shall have no obligation to accommodate the desires of Depositor with respect to any such vote or election.

VI.   MISCELLANEOUS.

The Depositor certifies that the representations and warranties made in the Agreement were true and correct on and as of The Transaction Date of this Deposit as if such representations and warranties were made as of such date.

IN PARTICULAR, THE DEPOSITOR UNDERSTANDS THAT OBLIGATIONS ARE INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION ONLY UP TO THE AMOUNTS PROVIDED BY LAW AND THAT SUCH DEPOSITS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF ALL OR A PORTION OF THE DEPOSIT AMOUNT PLUS INTEREST DUE THEREON.

THIS DEPOSIT IS NON-TRANSFERABLE AND NON-NEGOTIABLE AND NEITHER IT NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE REHYPOTHECATED WITHOUT CITIBANK, N.A.'S PRIOR WRITTEN CONSENT, AND ANY SUCH TRANSFER, SALE, PLEDGE OR REHYPOTHECATION ATTEMPTED TO BE MADE WITHOUT SUCH PRIOR CONSENT SHALL BE VOID AND OF NO FORCE OR EFFECT. Depositor hereby covenants that it will not transfer, sell, pledge or otherwise rehyphothecate or attempt to so transfer, sell, pledge or rehypothecate this Deposit without first obtaining the Bank's prior consent.

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This Deposit and its payment shall be governed by, and construed in accordance with, the Agreement and the laws of the State of New York.


Kindly acknowledge receipt of this confirmation by signing and returning the attached copy of this confirmation within 24 hours to the attention of our Control Department, fax # (212) 615-8589. Hard copies should be returned to Citibank, N.A., Derivatives Documentation Review, at 333 West, 34th Street, 2nd Floor, New York, New York 10001.


Citibank, N.A.



By

ACKNOWLEDGED:


Panamerican Beverages, Inc.


By:______________________________
    Name:
    Title:
    Date:


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